                                                                    EXHIBIT 10.7

                                     AS AMENDED AND APPROVED ON NOVEMBER 2, 2006

                                 ALKERMES, INC.

                           1998 EQUITY INCENTIVE PLAN

1. Purpose

      The purpose of the Alkermes, Inc. 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock. Certain capitalized terms used herein are defined in Section 8 below.

2.  Administration

      The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding.

3.  Eligibility

      All employees and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options were granted only to persons eligible to receive such Options under the Code.

4.  Stock Available for Awards

      (a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 591,487 shares of Common Stock, of which shares Options to purchase 119,474 shares of Common Stock and 53,327 shares of Restricted Stock were awarded prior to the assumption of the Plan, leaving 418,686 shares of Common Stock available for Awards. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) Adjustment. In the event of a stock dividend, cash dividend declared and paid other than in the ordinary course, stock split, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affecting the

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Common Stock, the Committee shall make equitable or proportionate adjustments in
(i) the maximum aggregate shares of Common Stock that may be issued under the Plan, (ii) the maximum number of shares with respect to which Options may be granted to any individual during any year, (iii) the number of shares of Common Stock subject to outstanding Awards, and (iv) the exercise price of any outstanding Options; provided, however, that no such adjustment shall be required if the Committee determines that such action could cause an Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A of the Code or disqualify any Award intended to be an Incentive Stock Option. All adjustments made by the Committee shall be final, binding and conclusive. No fractional share of Common Stock shall be issued from the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

5.  Stock Options

      (a) Grant of Options. Subject to the provisions of the Plan, after the assumption of the Plan by the Company the Committee may grant options ("Options") to purchase shares of Common Stock not intended to comply with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor. Prior to the date of the assumption of the Plan by the Company, Options to purchase shares of Common Stock complying with the requirements of
Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") were granted as authorized under the Plan and such granted Incentive Stock Options remain in full force and effect. Incentive Stock Options had or shall have an exercise price of at least 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder after the effective date of the assumption of the Plan by the Company.

      (b) Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

      (c) Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment for shares to be delivered pursuant to any exercise of an Option may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine. Options may also be exercised by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options may be permitted through the use of such an automated system.

6.    Restricted Stock

      (a) Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

      (b) Restrictions. Shares of Restricted Stock (may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

7.    General Provisions Applicable to Awards

      (a) Documentation. Each Award under the Plan shall be evidenced by a writing, delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

      (b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

      (c) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

      (d) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

      (e) Change in Control. In order to preserve a Participant's rights under an Award in the event of a "change in control" (as defined by the Committee) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

      (f) Loans. The Connate may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

      (g) Transferability. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability.

      (h) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

      (i) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

      (j) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

8.    Certain Definitions

      "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

      "Award" means any Option or Restricted Stock granted under the Plan, provided, that after the date of the assumption of the Plan by the Company, "Award" shall not mean granting of Incentive Stock Options.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

      "Committee" means the Board or one or more committees and/or subcommittees, each such committee or subcommittee to be comprised of two or more members of the Board appointed by the Board to administer the Plan or a specified portion thereof; provided, however, that notwithstanding the foregoing, the term "Committee" also means a committee and/or a subcommittee comprised of one or more members of the Board appointed by the Board or such committee, to which the Board or such committee has delegated the authority to grant from time to time individual Options to purchase not more than 5,000 shares of Common Stock to any person eligible under Section 3 (who is not subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended).

      "Common Stock" or "STOCK" means the Common Stock, par value $0.01, of the Company.

      "Company" means Alkermes, Inc., a Pennsylvania corporation.

      "Covered Employee" means a "covered employee" within the meaning of
Section 162(m) of the Code.

      "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "DESIGNATED BENEFICIARY" means the Participant's estate.

      "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

      "Participant" means a person selected by the Committee to receive an Award under the Plan.

9.    Miscellaneous

      (a) No Right To Employment. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

      (b) No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

      (c) Effective Date. The Plan shall be effective as of April 1, 1998.

      (d) Assumption Date. The outstanding Awards granted under the Plan were assumed by the Company in connection with the merger transaction among the Company, Advanced Inhalation Research, Inc. and Alkermes Acquisition Sub, Inc. effective February 1, 1999, and the Plan was assumed by the Company on April 7, 1999.

      (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such shareholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

      (f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Pennsylvania.

                                                                     Exhibit L-1

No.  ISO-____                                                        ____ Shares

                                 ALKERMES, INC.

                           1998 EQUITY INCENTIVE PLAN

                       INCENTIVE STOCK OPTION CERTIFICATE*

      Alkermes, Inc. (the "Company"), a Pennsylvania corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.01, of the Company (the "Option") under and subject to the Company's 1998 Equity Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionholder:                                  _________________________
Address:                                               _________________________

Social Security No.                                    _________________________

Number of Shares:                                           ____________________
Option Price:                                               ____________________
Date of Grant:                                              ____________________

Exercisability Schedule:                        [to be set at the time of Grant]

Expiration Date:                [not more than ten years from the Date of Grant
                                                                as stated above]

      This Option is intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      By acceptance of this Option, the Optionholder agrees to, the terms and conditions hereof.

                                 ALKERMES, INC.

                                 By:_________________________

*To be used after the assumption of the Plan by the Company only to reflect the exchange of Incentive Stock Options of the Company for Incentive Stock Options previously granted by Advanced Inhalation Research, Inc. pursuant to the Plan.

                    ALKERMES, INC. 1998 EQUITY INCENTIVE PLAN

                   INCENTIVE STOCK OPTION TERMS AND CONDITIONS

      1. Plan Incorporated by Reference . This option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Company.

      2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

      3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

      4. Method of Exercise. To exercise this Option. the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution. Options may also be exercised by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options may be permitted through the use of such an automated system. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

      5. Rights as a Shareholder or Employee. The Optionholder shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder is an employee-at-will unless, and only to the extent, provided in a separate written agreement executed by the chief executive officer of the Company or his duly authorized designee, and neither the Plan nor the grant of this Option shall be deemed to give the Optionholder the right to continued employment or to limit the right of the Company to discharge the Optionholder at any time.

      6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale, lease or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option may terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice the Committee may accelerate or waive any deferred exercise period.

      7. Option Not Transferable. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

      8. Exercise of 0ption After Termination of Employment. If the Optionholder's employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within three months from the date of termination. If the Optionholder's employment is terminated as a result of disability, such rights may be exercised within twelve months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

      9. Compliance with Securities Laws. lt shall be a condition to the Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any laws applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

      10. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued of their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

      11. Notice of Sale of Shares Required. The Optionholder agrees to notify the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.

No. NSO-____                                                        _____ Shares

                                 ALKERMES, INC.

                           1998 EQUITY INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION CERTIFICATE

Alkermes, Inc. (the "Company"), a Pennsylvania corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.01, of the Company (the "Option") under and subject to the Company's 1998 Equity Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionholder:                                  _________________________
Address:                                               _________________________

[Social Security No.                                  _________________________]

Number of Shares:                                           ____________________
Option Price:                                               ____________________
Date of Grant:                                              ____________________

Exercisability Schedule:                        [to be set at the time of Grant]

Expiration Date:                      [not more than ten years from the Date of
                                                          Grant as stated above]

      This Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.

                                 ALKERMES, INC.

                                 By:______________________________

                    ALKERMES, INC. 1998 EQUITY INCENTIVE PLAN

                 NONSTATUTORY STOCK OPTION TERMS AND CONDITIONS

      1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Company.

      2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

      3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

      4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form. including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution. Options may also be exercised by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options may be permitted through the use of such an automated system. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

      5. Rights as a Shareholder or Employee. The Optionholder shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder is an employee-at-will unless, and only to the extent, provided in a separate written agreement executed by the chief executive officer of the Company or his duly authorized designee, and neither the Plan nor the grant of this Option shall be deemed to give the Optionholder the right to continued employment or to limit the right of the Company to discharge the Optionholder at any time.

      6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company's outstanding Common Stock, the number and kind of shares subject to this Option and the exercise price hereunder shall be equitably adjusted. If such transaction involves a consolidation or merger of the Company with another entity, the sale, lease or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option may terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may accelerate or waive any deferred exercise period.

      7. Option Not Transferable. This Option is not transferable by the Optionholder otherwise than to the extent permitted by the Plan, and is exercisable, during the Optionholder's lifetime, only by the Optionholder or the Optionholder's immediate transferee as permitted by the Plan. The naming of a Designated Beneficiary does not constitute a transfer.

      8. Exercise of Option After Termination of Employment. If the Optionholder's status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e) (3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within three months from the date of termination. If such status is terminated as a result of disability, such rights may be exercised within twelve months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

      9. Compliance with Securities Laws. It shall be a condition to the Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion. require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duty listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

      10. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the

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exercise of this Option. The Committee may, in its discretion, require any other
Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.